                                                                      Exhibit 24

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed her signature this 20th day of March, 2000.







                                             /s/ Effie Pavlou
                                             ---------------------
                                             Effie Pavlou

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed his signature this 20th day of March, 2000.







                                             /s/ Robert E. Allen
                                             ---------------------
                                             Robert E. Allen

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed his signature this 20th day of March, 2000.







                                             /s/ Robert Alvine
                                             ---------------------
                                             Robert Alvine

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed his signature this 20th day of March, 2000.







                                             /s/ Mellon C. Baird
                                             ---------------------
                                             Mellon C. Baird

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed his signature this 20th day of March, 2000.







                                             /s/ George M. Ball
                                             ---------------------
                                             George M. Ball

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed his signature this 20th day of March, 2000.







                                             /s/ Robert M. Hanisee
                                             ---------------------
                                             Robert M. Hanisee

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed his signature this 20th day of March, 2000.







                                             /s/ Michael J. Hegarty
                                             ----------------------
                                             Michael J. Hegarty

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed his signature this 20th day of March, 2000.







                                             /s/ James M. Smith
                                             ---------------------
                                             James M. Smith

                                POWER OF ATTORNEY


      The undersigned hereby constitutes and appoints Frank A. Fariello and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Registration Statement on Form S-4 of EDO Corporation (the "Company"), a New York corporation, with respect to the merger between the Company and AIL Technologies Inc., and any and all other instruments which such attorneys and agents, or either of them, deem necessary or advisable to enable the Company to comply with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Either of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
      IN WITNESS WHEREOF, the undersigned has subscribed his signature this 20th day of March, 2000.









                                             /s/ George A. Strutz, Jr.
                                             -------------------------
                                             George A. Strutz, Jr.